SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      May 19, 1997




                            EQUITABLE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




      PENNSYLVANIA                     1-3551                 25-0464690
(State or other jurisdiction         (Commission             (IRS Employer
    of incorporation)               File Number)          Identification No.)




420 BOULEVARD OF THE ALLIES, PITTSBURGH, PENNSYLVANIA             15219
       (Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code      (412) 261-3000



                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

         The Registrant (ERI) and Northeast Energy Services Company (NORESCO) have reached a definitive agreement wherein ERI will acquire NORESCO in exchange for a combination of ERI common stock and cash valued at approximately $77 million. The transaction will be treated as a purchase for accounting purposes.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

   (c) A press release announcing the acquisition of Northeast Energy Services Company (NORESCO) is filed as Exhibit 99 to this report.




                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                           EQUITABLE RESOURCES, INC.
                                                 (Registrant)


                                   By      /s/ A. Mark Abramovic
                                     -------------------------------------
                                               A. Mark Abramovic
                                           Senior Vice President and
                                            Chief Financial Officer


      May 19, 1997

                                  EXHIBIT INDEX





Exhibit No.                 Document Description           Sequential Page No.


    99          Press release announcing the acquisition            4
                of Northeast Energy Services Company (NORESCO)